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                                                                   Exhibit 99(g)

                            ASSIGNMENT FOR SECURITY
                            -----------------------


          THIS ASSIGNMENT FOR SECURITY (the "Assignment") is made and entered into as of June 6, 1997, by and between I-LINK COMMUNICATIONS, INC., a Utah corporation (the "Debtor"), and WINTER HARBOR, L.L.C., a Delaware limited partnership (the "Secured Party").

                                    RECITALS
                                    --------

          A. Medcross, Inc., a Florida corporation ("Medcross"), owns all of the issued and outstanding shares of the capital stock of the Debtor. Medcross and the Secured Party have entered into a Loan Agreement, of even date herewith (as the same may be extended, amended, restated or modified from time to time, the "Loan Agreement"), which is hereby incorporated herein by this reference, pursuant to which the Secured Party has agreed to loan to Medcross up to $2,000,000 on a term loan basis. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement. The proceeds of the Loan will be provided to the Debtor for the acquisition of assets, for capital expenditures and for working capital purposes.

          B.   The Debtor owns the Patents listed on Schedule A attached hereto.
                                                     ----------

          C. The Debtor and FAMILY TELECOMMUNICATIONS, INCORPORATED ("FTI"), each a Utah corporation and a wholly owned subsidiary of Medcross, have guaranteed the obligations of Medcross under the Loan Agreement and the Note pursuant to the terms of a Subsidiary Guaranty of even date herewith (the "Guaranty").

          D. The Debtor and FTI have entered into a separate security agreement with the Secured Party of even date herewith (the "Security Agreement"), which is hereby incorporated herein by this reference, pursuant to which the Debtor and FTI have granted to the Secured Party a first priority perfected security interest in the Collateral (as such term is defined in the Security Agreement), including all of the Debtor's right, title and interest in all Patents and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Intellectual Property"), to secure the payment, performance and observance of the Debtor's obligations under the Guaranty and Medcross' obligations under the Loan Agreement and under the Note. It is a condition precedent to the extensions of credit to Medcross under the Loan Agreement that the Debtor, among other things, shall have executed and delivered this Assignment.

          E. Medcross and the Debtor share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses. Medcross provides certain centralized financial, accounting and management services to the Debtor and the making of the Loan will facilitate the expansion and enhance the overall financial strength and stability of Medcross' corporate group, including the Debtor. Accordingly, the Debtor
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will derive substantial benefits as a result of the extensions of credit to
Medcross under the Loan Agreement, which benefits are hereby acknowledged by the Debtor, and the Debtor, therefore, desires to enter into this Assignment in order to satisfy the condition precedent described in the preceding paragraph.

                                   AGREEMENTS
                                   ----------

          In consideration of the foregoing Recitals, and of the agreements made herein, and of the Loan to be made by the Secured Party to the Debtor, the Debtor and the Secured Party agree as follows:

          1.   DEFINITION OF PATENT.  The term "Patent" means (i) all pending
               --------------------
and registered patents and patent applications currently owned by the Debtor whether or not listed on Schedule A and all future patents that are filed by and
                         ----------
issued under the ownership of the Debtor; (ii) all reissues, continuations, continuations in part, re-examinations, extensions and renewals of the Patents and all licenses of the Patents; and (iii) the right to sue for past, present and future infringements thereof.

          2.   GRANT OF ASSIGNMENT.  The Debtor hereby grants to the Secured
               -------------------
Party a security interest in, and mortgage on the Patent to secure the prompt payment, performance and observance of the Obligations (as such term is defined in the Security Agreement).

          3.   SPECIAL REPRESENTATIONS AND COVENANTS OF THE DEBTOR.  The Debtor,
               ---------------------------------------------------
in addition to the representations, warranties and covenants contained in the Security Agreement, hereby represents to and covenants with the Secured Party as follows:

          (a) The Debtor has the full and clear ownership of the Patents, in each case, free and clear of any security interest, pledge, mortgage, charge or encumbrance, including, without limitation, any assignments, licenses or covenants not to sue third parties, except for Permitted Liens and the security interest granted hereby, and such registrations are valid and subsisting and in full force and effect.

          (b) Except to the extent that the Secured Party shall consent in writing, the Debtor will not do any act or knowingly omit to do any act whereby the Patents may become invalidated or subject to any claim of abandonment for non-use.

          (c) As of the date of this Assignment, the Debtor owns no Patent and has no Patent registered in, or the subject of pending applications in, the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any state or country, any political subdivision thereof, other than those Patents described in Schedule A.
                                                           ----------

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          (d)  The Debtor has not granted any license, sublicense or other right whatsoever to any third party for the use by such party of the Patents on any product or in any other manner.

          (e) The Debtor agrees that until the Obligations (as such term is defined in the Security Agreement) are fully satisfied, the Debtor will not enter into any agreement which is inconsistent with the Debtor's obligations under this Assignment without the Secured Party's prior written consent.


          4.   ATTORNEY-IN-FACT.  The Debtor hereby appoints the Secured Party
               ----------------
as its attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Assignment and taking any action and executing any instruments with respect to the Patents (including, without limitation, filings, renewals, conveyances, assignments, and transfers) which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is coupled with an interest and is irrevocable. The Debtor shall indemnify and hold harmless the Secured Party from and against any liability or damage which it may incur in the exercise and performance, in good faith, of the Secured Party's powers and duties under this Assignment.

          5.   SECURITY AGREEMENT.  Notwithstanding any other provision of this
               ------------------
Assignment, the rights and responsibilities of the parties hereunder are subject to the provisions of the Security Agreement.

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          IN WITNESS WHEREOF, the undersigned have executed this Assignment for
Security on the day and year first above written.

                              SECURED PARTY:

                              WINTER HARBOR, L.L.C.

                              By:     First Media, L.P., its member

                                      By:  First Media Corporation, its sole
                                           general partner


                              By: /s/ Ralph W. Hardy, Jr.
                                  ---------------------------------
                              Name: Ralph W. Hardy, Jr.
                                    -------------------------------
                              Title: Secretary
                                    -------------------------------

                              Washington                    )
                                                            ) ss:
                              District of Columbia          )

                              Subscribed to and sworn before me
                              this 9th day of June, 1997
                                   ---        ----
                              /s/ Laurel Starkey
                              -------------------------------------
                              Laurel Starkey

                                   NOTARY PUBLIC

                              My Commission Expires: March 31, 2001
                                                     --------------
                              DEBTOR:

                              I-LINK COMMUNICATIONS, INC.


                              By: /s/ John Edwards
                                  ----------------------------------
                              Name: John Edwards
                                    --------------------------------
                              Title: President
                                     -------------------------------

                              State of Utah                 )
                                       -------------        ) ss:
                              County of Salt Lake           )
                                        ------------
                              Subscribed to and sworn before me
                              this 5th day of June, 1997
                                   ---        ----
                              /s/ Lynne Lybbert
                              --------------------------------------
                              Lynne Lybbert

                                   NOTARY PUBLIC
                              My Commission Expires: April 26, 1999
                                                     --------------

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                                   SCHEDULE A
                                   ----------

                                    PATENTS
                                    -------

All patent applications the Debtor has filed with the United States Patent and Trademark Office, including without limitation, Patent Application No. 08/599,238 filed February 9, 1996 and entitled "Voice Internet Transmission System" and Patent Application No. 08/585,628 filed January 16, 1996, and entitled "Facsimile Internet Transmission System".